HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST
COLLATERAL REPORT

Number of Due Periods Since Inception                                       24
Due Period                                                           01-Aug-97
Distribution Date                                                    12-Sep-97
Payment Date                                                         15-Sep-97

*** Trust Portfolio Summary ***
Annualized Cash Yield                                                   20.06%
Annualized Gross Losses                                                 -8.41%
Annualized Portfolio Yield                                              11.65%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                          189244150.18
     30 -   59 days (%)                                                  4.72%
     60 -   89 days ($)                                            78185850.68
     60 -   89 days (%)                                                  1.95%
     90 - 119 days ($)                                             48685878.67
     90 - 119 days (%)                                                   1.21%
   120 - 149 days ($)                                              39200601.78
   120 - 149 days (%)                                                    0.98%
   150 - 179 days ($)                                              33401622.45
   150 - 179 days (%)                                                    0.83%
   180 - 209 days ($)                                              30431871.24
   180 - 209 days (%)                                                    0.76%
   210 - 239 days ($)                                              29051651.65
   210 - 239 days (%)                                                    0.72%
   240 - 269 days ($)                                              28422503.58
   240 - 269 days (%)                                                    0.71%
   270 - 299 days ($)                                              28552928.66
   270 - 299 days (%)                                                    0.71%
   300+ days  ($)                                                   4929467.79
   300+ days (%)                                                         0.12%
Additional Balances on Existing Credit Lines (draws-prin only)   85,915,380.34
Principal Collections                                           119,919,443.11
Defaulted Receivables                                            28,590,080.54
Finance Charge  & Administrative Collections                     67,143,387.27
Recoveries                                                        1,050,247.00
Average Principal Balance                                     4,078,738,220.58
Personal Homeowner Lines as % of Total Principal                        29.90%

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD CONSUMER LOAN CORPORATION
HOUSEHOLD CONSUMER LOAN TRUST SERIES 1997-1
No. of PMTs Since Issuance:                                                  6
Distribution Date:                                                   12-Sep-97
Payment Date:                                                        15-Sep-97
Collection Period Beginning:                                         01-Aug-97
Collection Period Ending:                                            31-Aug-97
Note and Certificate Accrual Beginning:                              15-Aug-97
Note and Certificate Accrual Ending:                                 15-Sep-97
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount               5.08%
OC Balance as % of Ending Participation Invested Amount                  5.26%
OC Balance as % of Ending Participation Invested Amount (3 month aver    4.91%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test         0.00
Is the MAP Over?                                                          0.00
Is this the Early Amortization Period?                                    0.00
Interest Allocation Percentage Calculation:
Numerator                                                       858,945,298.68
Denominator-Component(x)-Aggregate Receivables & Partc. Int   4,078,738,220.58
Denominator - Component (y) - Aggregate Numerators            2,961,547,109.21
Applicable Interest Allocation Percentage                               21.06%
Principal Allocation Percentage Calculation:
Numerator                                                       858,945,298.68
Denominator-Component(x)-Aggregate Receivables & Partc. Int   4,078,738,220.58
Denominator - Component (y) - Aggregate Numerators            2,961,547,109.21
Applicable Principal Allocation Percentage                              21.06%
Default Allocation Percentage Calculation:
Numerator                                                       858,945,298.68
Denominator-Component(x)-Aggregate Receivables & Partc. Int   4,078,738,220.58
Denominator - Component (y) - Aggregate Numerators            2,961,547,109.21
Default Allocation Percentage (Floating Allocation Percentage)          21.06%
Minimum Principal Amount Calculation:
2.2% of Participation Invested Amount                            18,896,796.57
Series Participation Interest Default Amount (Sec. 4.11(a)(iii))  6,020,811.81
Excess of (i)2.2% of Part. Inv. Amt. over (ii)Series Part. Int   12,875,984.76
Minimum Principal Amount                                         12,875,984.76
Investor Principal Collections                                   12,875,984.76
Investor Finance Charge and Admin. Collections (4.11a)           14,360,961.26
Investor Allocated Defaulted Amounts                              6,020,811.81
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance                858,945,298.68
Beginning Participation Invested Amount                         858,945,298.68
Ending Participation Unpaid Principal Balance                   840,048,502.11
Ending Participation Invested Amount                            840,048,502.11
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%)  4,843,497.10
Note Interest & Certificate Yield Amts Due Pursuant to Sec. 3.05  4,119,122.89
Participation Invested Amt x 75bps per annum prior to 4/98, 25bps   536,840.81
Participation Interest Distribution Amount                        4,843,497.10
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)           14,360,961.26
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)                0.00
Series Participation Interest  Monthly Interest (Sec.4.11(a)(ii)) 4,843,497.10
Series Participation Interest Default Amount (Sec.4.11(a)(iii))   6,020,811.81
Reimbursed Series Particpation Interest Charge-Offs (Sec.4.11(a)(i        0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))           1,431,575.50
Excess (Sec. 4.11 (a)(vi))                                        2,065,076.84
Reconciliation Check                                                      0.00
Series Participation Interest Monthly Principal                  18,896,796.57
Beginning Unreimbursed Participation Interest Charge-Offs                 0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))               0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec. 4.11 (a)(i     0.00
Ending Unreimbursed Participation Interest Charge-Offs                    0.00
Available Investor Principal Collections                         18,896,796.57
Participation Interest Distribution Amount                        4,843,497.10
Series Participation Interest Charge-Offs                                 0.00
OWNER TRUST CALCULATIONS
Note Interest & Certificate Yield Amts Due Pursuant to Sec. 3.05  4,119,122.89
Excess Interest                                                     724,374.21
Beginning Net Charge-Offs                                                 0.00
Reversals                                                                 0.00
+Available Investor Principal Collections                        18,896,796.57
+Series Participation Interest Charge Offs                                0.00
+ Lesser of Excess Interest and Carryover Charge Offs                     0.00
Optimum Monthly Principal                                        18,896,796.57
Are the Notes Retired ?                                                   0.00
Accelerated Principal Payment                                       536,840.81
Beginning Class A-1 Security Balance                            625,674,426.48
Beginning Class A-2 Security Balance                             48,000,000.00
Beginning Class A-3 Security Balance                             62,400,000.00
Beginning Class B Security Balance                               45,600,000.00
Beginning Certificate Security Balance                           33,600,000.00
Beginning Overcollateralization Amount plus APP                  44,207,713.01
Beginning Class A-1 Adjusted Balance                            625,674,426.48
Beginning Class A-2 Adjusted Balance                             48,000,000.00
Beginning Class A-3 Adjusted Balance                             62,400,000.00
Beginning Class B Adjusted Balance                               45,600,000.00
Beginning Certficate Adjusted Balance                            33,600,000.00
Beginning Overcollateralization Amount plus APP                  44,207,713.01
Class A-1 Bal After Paymt pursuant to clause in Sec3.05(a)(ii   606,777,629.91
Class A-2 Bal After Paymt pursuant to clause in Sec3.05(a)(ii    48,000,000.00
Class A-3 Bal After Paymt pursuant to clause in Sec3.05(a)(ii    62,400,000.00
Class B Bal After Paymt pursuant to clause in Sec3.05(a)(ii)(    45,600,000.00
Certificate Bal After Paymt pursuant to clause in Sec.3.05(a)(   33,600,000.00
Class A-2 Minimum Adjusted Principal Balance                     16,000,000.00
Class A-3 Minimum Adjusted Principal Balance                     20,800,000.00
Class B Minimum Adjusted Principal Balance                       15,200,000.00
Certificate Minimum Adjusted Principal Balance                   11,200,000.00
Minimum Overcollateralization Amount                             13,600,000.00
Certificate Minimum Balance Target                                8,485,329.92
Scheduled Certificate Payment to Certificate Minimum Bal Target  25,114,670.08
Class A-1 Targeted Balance                                      436,825,221.10
Class A-2 Targeted Balance                                     (85,947,558.61)
Class A-3 Targeted Balance                                     (24,741,253.33)
Class B Targeted Balance                                        (7,336,645.63)
Certificate Targeted Balance                                      5,866,749.52
Class A-1: Payment Required to get to Target                    188,849,205.39
Class A-2: Payment Required to get to Target or Minimum Adj Bal  32,000,000.00
Class A-3: Payment Required to get to Target or Minimum Adj Bal  41,600,000.00
Class B: Payment Required to get to Target or Minimum Adj Bal    30,400,000.00
Certificate: Payment Required to get to Target or Min Adj Bal    22,400,000.00
OC: Payment to get to Minimum Overcollateralization Amount       30,607,713.01
Section 3.05 Payment of Principal and Interest;  Defaulted Interest       0.00
Pay Certificate Yield in step (ii) (1= Yes)                               1.00
Remittances on the Participation                                 23,740,293.67
Interest and Yield
(i)  Pay Class A-1 Interest Distribution - Sec. 3.05 (a)(i)(a)    3,112,687.52
     Pay Class A-2 Interest Distribution - Sec. 3.05 (a)(i)(b)      243,963.39
     Pay Class A-3 Interest Distribution - Sec. 3.05 (a)(i)(c)      322,525.74
     Pay Class B Interest Distribution - Sec. 3.05 (a)(i)(d)        247,471.88
     Pay Certificates the Certificate Yield - Sec. 3.05 (a)(i)(e)   192,474.37
Principal up to Optimum Monthly Principal
(ii) Pay Class A-1 to Targeted Principal Balance-Sec.3.05(a)(i   18,896,796.57
     Pay Class A-2 to Targeted Principal Balance-Sec.3.05(a)(i            0.00
     Pay Class A-3 to Targeted Principal Balance-Sec.3.05(a)(i            0.00
     Pay Class B to Targeted Principal Balance-Sec.3.05(a)(ii)            0.00
ONLY Pay CertificateYield if not paid pursuant to Sec. 3.05 (             0.00
Principal up to Optimal Monthly Principal
(iii)Pay Certificate to Targeted Principal Balance-Sec.3.05(a)            0.00
(iv) Pay OC Remaining Optimal Monthly Principal Amount-Sec.3.05(          0.00
Principal up to the Accelerated Principal Payment Amount
(v)  Pay Class A-1 to Targeted Principal Balance-Sec.3.05(a)(v)(    536,840.81
     Pay Class A-2 to Targeted Principal Balance-Sec.3.05(a)(v            0.00
     Pay Class A-3 to Targeted Principal Balance-Sec.3.05(a)(v            0.00
     Pay Class B to Targeted Principal Balance-Sec.3.05(a)(v)(            0.00
     Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)                          0.00
     Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)                          0.00
     Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)                          0.00
     Pay Class B to zero - Sec. 3.05 (a)(v)(h)                            0.00
Principal up to Optimal Monthly Principal
(vi) Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)                         0.00
     Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)                         0.00
     Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)                         0.00
     Pay Class B to zero - Sec. 3.05 (a)(vi)(d)                           0.00
     Pay Certificates up to Certificate Min. Bal. or zero - Sec. 3        0.00
     Pay HCLC Optimum Monthly Principal provided OC > zero - Sec.         0.00
(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii)               187,533.39
Total Reconciliation Check                                                0.00
Accelerated Principal Reconciliation                                      0.00
Optimum Monthly Principal Reconciliation                                  0.00
BOND SUMMARY:
Beginning Class A-1 Note Security Balance                       625,674,426.48
Beginning Class A-2 Note Security Balance                        48,000,000.00
Beginning Class A-3 Note Security Balance                        62,400,000.00
Beginning Class B     Note Security Balance                      45,600,000.00
Beginning Certificate Security Balance                           33,600,000.00
Beginning Overcollateralization Amount                           43,670,872.20
Beginning Class A-1 Adjusted Balance                            625,674,426.48
Beginning Class A-2 Adjusted Balance                             48,000,000.00
Beginning Class A-3 Adjusted Balance                             62,400,000.00
Beginning Class B    Adjusted Balance                            45,600,000.00
Beginning Certficate  Adjusted Balance                           33,600,000.00
Beginning Overcollateralization Amount                           43,670,872.20
Ending Class A-1 Note Security Balance                          606,240,789.10
Ending Class A-2 Note Security Balance                           48,000,000.00
Ending Class A-3 Note Security Balance                           62,400,000.00
Ending Class B    Note Security Balance                          45,600,000.00
Ending Certificate Security Balance                              33,600,000.00
Ending Overcollateralization Amount                              44,207,713.01
Ending Class A-1 Adjusted Balance                               606,240,789.10
Ending Class A-2 Adjusted Balance                                48,000,000.00
Ending Class A-3 Adjusted Balance                                62,400,000.00
Ending Class B    Adjusted Balance                               45,600,000.00
Ending Certficate  Adjusted Balance                              33,600,000.00
Ending Overcollateralization Amount                              44,207,713.01
Class A-1 Note Rate Capped at 12.5%                                  5.777340%
Class A-2 Note Rate Capped at 14.0%                                  5.902340%
Class A-3 Note Rate Capped at 14.0%                                  6.002340%
Class B    Note Rate Capped at 14.0%                                 6.302340%
Certificate Rate Capped at 15.0%                                     6.652340%
Class A-1 Interest Due                                            3,112,687.52
Class A-2 Interest Due                                              243,963.39
Class A-3 Interest Due                                              322,525.74
Class B Interest Due                                                247,471.88
Certificate Yield  Due                                              192,474.37
Class A-1 Interest Paid                                           3,112,687.52
Class A-2 Interest Paid                                             243,963.39
Class A-3 Interest Paid                                             322,525.74
Class B Interest Paid                                               247,471.88
Certificate Yield Paid                                              192,474.37
Class A-1 Unpaid Interest                                                 0.00
Class A-2 Unpaid Interest                                                 0.00
Class A-3 Unpaid Interest                                                 0.00
Class B     Unpaid Interest                                               0.00
Certificate Unpaid Yield                                                  0.00
Class A-1 Principal Paid                                         19,433,637.38
Class A-2 Principal Paid                                                  0.00
Class A-3 Principal Paid                                                  0.00
Class B    Principal Paid                                                 0.00
Certificate    Principal Paid                                             0.00
OC           Principal Paid                                               0.00
Beginning Class A-1 Net Charge-Off                                        0.00
Beginning Class A-2 Net Charge-Off                                        0.00
Beginning Class A-3 Net Charge-Off                                        0.00
Beginning Class B    Net Charge-Off                                       0.00
Beginning Certificate Net Charge-Off                                      0.00
Beginning OC Net Charge-Off                                               0.00
Reversals Allocated to Class A-1                                          0.00
Reversals Allocated to Class A-2                                          0.00
Reversals Allocated to Class A-3                                          0.00
Reversals Allocated to Class B                                            0.00
Reversals Allocated to Certificates                                       0.00
Reversals Allocated to OC  plus Acclerated Principal Payments       536,840.81
 Total Charge-Offs:                                                       0.00
Charge-Offs Allocated to Class A-1                                        0.00
Charge-Offs Allocated to Class A-2                                        0.00
Charge-Offs Allocated to Class A-3                                        0.00
Charge-Offs Allocated to Class B                                          0.00
Charge-Offs Allocated to Certificates                                     0.00
Charge-Offs Allocated to OC                                               0.00
Ending Class A-1 Net Charge-Off                                           0.00
Ending Class A-2 Net Charge-Off                                           0.00
Ending Class A-3 Net Charge-Off                                           0.00
Ending Class B     Net Charge-Off                                         0.00
Ending Certificate Net Charge-Off                                         0.00
Ending OC Net Charge-Off                                                  0.00
Bond Balance Reconciliation    (should equal $0.00)                       0.00
Certificate Balance/Participation Invested Amount (Begin of Month       3.912%
Designated Certificate/Certificate Security (Balance Begin of Month     1.000%
Designated Certificate  - Beginning of Month                        336,000.00
Principal Payments in Respect of Designated Certificate (Sec.3.05(        0.00
Designated Certificate  - End of Month                              336,000.00
Yield Payments in Respect of Designated Certificate (Sec.3.05(a)(i)   1,924.74
Designated Certificateholder Accelerated Principal Paymts-Begin   2,870,872.20
Accelerated Principal Payment (Sec. 3.05 (v))                       536,840.81
Payments to Holder of Designated Certificate in respect to Acc. Prin.     0.00
Designated Certificateholder Accelerated Principal Paymts-Ending  3,407,713.01
Designated Certificateholder Holdback Amount (Begin of Month)    40,800,000.00
Payments to Designated Certificates in Reduction of Holdback Amount (     0.00
Designated Certificateholder Holdback Amount (End of Month)      40,800,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph fo     0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                       187,533.39
MONTHLY SECURITY REPORT
Household Consumer Loan Trust 1997-1
Distribution Date                                                    12-Sep-97
Payment Date:                                                        13-Sep-97
Collection Period Beginning                                          01-Aug-97
Collection Period Ending:                                            31-Aug-97
Note and Certificate Accrual Beginning:                              15-Aug-97
Note and Certificate Accrual Ending:                                 15-Sep-97
Ending Pool Principal Balance                                 4,012,708,046.33
Series 1997-1 Participation Invested Amount                     840,048,502.11
Seller Amount                                                 1,107,904,566.28
Remittances on the Participation                                 23,740,293.67
Optimum Monthly Principal                                        18,896,796.57
Accelerated Principal Payment                                       536,840.81
Beginning Class A-1 Note Security Balance                       625,674,426.48
Beginning Class A-2 Note Security Balance                        48,000,000.00
Beginning Class A-3 Note Security Balance                        62,400,000.00
Beginning Class B Note Security Balance                          45,600,000.00
Beginning Certificate Security Balance                           33,600,000.00
Beginning Overcollateralization Amount                           43,670,872.20
Beginning Class A-1 Adjusted Balance                            625,674,426.48
Beginning Class A-2 Adjusted Balance                             48,000,000.00
Beginning Class A-3 Adjusted Balance                             62,400,000.00
Beginning Class B Adjusted Balance                               45,600,000.00
Beginning Certificate  Adjusted Balance                          33,600,000.00
Beginning Overcollateralization Amount                           43,670,872.20
Ending Class A-1 Note Security Balance                          606,240,789.10
Ending Class A-2 Note Security Balance                           48,000,000.00
Ending Class A-3 Note Security Balance                           62,400,000.00
Ending Class B Note Security Balance                             45,600,000.00
Ending Certificate Security Balance                              33,600,000.00
Ending Overcollateralization Amount                              44,207,713.01
Ending Class A-1 Adjusted Balance                               606,240,789.10
Ending Class A-2 Adjusted Balance                                48,000,000.00
Ending Class A-3 Adjusted Balance                                62,400,000.00
Ending Class B Adjusted Balance                                  45,600,000.00
Ending Certificate  Adjusted Balance                             33,600,000.00
Ending Overcollateralization Amount                              44,207,713.01
Class A-1 Note Rate Capped at 12.5%                                  5.777340%
Class A-2 Note Rate Capped at 14.0%                                  5.902340%
Class A-3 Note Rate Capped at 14.0%                                  6.002340%
Class B    Note Rate Capped at 14.0%                                 6.302340%
Certificate Rate Capped at 15.0%                                     6.652340%
Class A-1 Interest Due                                            3,112,687.52
Class A-2 Interest Due                                              243,963.39
Class A-3 Interest Due                                              322,525.74
Class B Interest Due                                                247,471.88
Certificate Yield  Due                                              192,474.37
Class A-1 Interest Paid                                           3,112,687.52
Class A-2 Interest Paid                                             243,963.39
Class A-3 Interest Paid                                             322,525.74
Class B Interest Paid                                               247,471.88
Certificate Yield Paid                                              192,474.37
Class A-1 Unpaid Interest                                                 0.00
Class A-2 Unpaid Interest                                                 0.00
Class A-3 Unpaid Interest                                                 0.00
Class B Unpaid Interest                                                   0.00
Cetificate Unpaid Yield                                                   0.00
Class A-1 Principal Paid                                         19,433,637.38
Class A-2 Principal Paid                                                  0.00
Class A-3 Principal Paid                                                  0.00
Class B Principal Paid                                                    0.00
Certificate  Principal Paid                                               0.00
OC Principal Paid                                                         0.00
Beginning Class A-1 Net Charge-Off                                        0.00
Beginning Class A-2 Net Charge-Off                                        0.00
Beginning Class A-3 Net Charge-Off                                        0.00
Beginning Class B Net Charge-Off                                          0.00
Beginning Certificate Net Charge-Off                                      0.00
Beginning OC Net Charge-Off                                               0.00
Reversals Allocated to Class A-1                                          0.00
Reversals Allocated to Class A-2                                          0.00
Reversals Allocated to Class A-3                                          0.00
Reversals Allocated to Class B                                            0.00
Reversals Allocated to Certificates                                       0.00
Reversals Allocated to OC  plus Acclerated Principal Payments       536,840.81
 Total Charge-Offs:                                                       0.00
Charge-Offs Allocated to Class A-1                                        0.00
Charge-Offs Allocated to Class A-2                                        0.00
Charge-Offs Allocated to Class A-3                                        0.00
Charge-Offs Allocated to Class B                                          0.00
Charge-Offs Allocated to Certificates                                     0.00
Charge-Offs Allocated to OC                                               0.00
Ending Class A-1 Net Charge-Off                                           0.00
Ending Class A-2 Net Charge-Off                                           0.00
Ending Class A-3 Net Charge-Off                                           0.00
Ending Class B Net Charge-Off                                             0.00
Ending Certificate Net Charge-Off                                         0.00
Ending OC Net Charge-Off                                                  0.00
Interest paid per $1,000 Class A-1                                    4.266293
Principal paid per $1,000 Class A-1                                  26.636016
Interest paid per $1,000 Class A-2                                    5.082571
Principal paid per $1,000 Class A-2                                   0.000000
Interest paid per $1,000 Class A-3                                    5.168682
Principal paid per $1,000 Class A-3                                   0.000000
Interest paid per $1,000 Class B                                      5.427015
Principal paid per $1,000 Class B                                     0.000000
Yield Paid per $1,000 Certificate                                     5.728404
Principal Paid per $1,000 Certificate                                 0.000000

BLOOMBERG SUMMARY
HOUSEHOLD CONSUMER LOAN TRUST 1997-1

Distribution Date                                                    15-Sep-97
Due Period                                                              Aug-97
Monthly Payment Rate (including charge offs)                             3.64%
Monthly Draw Rate                                                        2.11%
Monthly Net Payment Rate                                                 1.53%
Actual Payment Rate                                                      2.20%
Annualized Cash Yield                                                   20.06%
Annualized Gross Losses                                                  8.41%
Annualized Portfolio Yield                                              11.65%
Weighted Coupon                                                          5.87%
Excess Servicing                                                         5.78%
Ending Overcollateralization Percentage (3 mo avg)                       5.09%
Trigger Level                                                            4.25%
Excess Overcollateralization                                             0.84%
Delinquencies:                                       (Principal/Principal)
      30-59 days (Del Stat 1)                                            4.72%
      60-89 days (Del Stat 2)                                            1.95%
      90+ days (Del Stat 3+)                                             6.05%
Total Participation Balance (ending)                            840,048,502.11